SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) April 11, 2002


Commission          Registrant; State of Incorporation;        I.R.S.Employer
File Number            Address; and Telephone Number          Identification No.
-----------         -----------------------------------       ------------------

1-3141          JERSEY  CENTRAL POWER & LIGHT  COMPANY            21-0485010
                (A New Jersey Corporation)
                c/o FirstEnergy Corp.
                76 South Main Street
                Akron, OH  44308
                Telephone (800)736-3402

1-446           METROPOLITAN   EDISON   COMPANY                   23-0870160
                (A   Pennsylvania Corporation)
                c/o FirstEnergy Corp.
                76 South Main Street
                Akron, OH  44308
                Telephone (800)736-3402

1-3522          PENNSYLVANIA ELECTRIC COMPANY                     25-0718085
                (A  Pennsylvania Corporation)
                c/o FirstEnergy Corp.
                76 South Main Street
                Akron, OH  44308
                Telephone (800)736-3402

Item 4.  Changes in Registrant's Certifying Accountant

(a)   Previous independent accountant

      (i) Effective with the completion of the 2001 audits and related regulatory filings, Arthur Andersen LLP will be dismissed as the independent accountant for Jersey Central Power & Light Company, Metropolitan Edison Company and Pennsylvania Electric Company (collectively, "Registrants"). On April 11, 2002, the Board of Directors of FirstEnergy Corp., the Registrants' parent company, approved the decision to change independent accountants upon the recommendation of its Audit Committee.

      (ii) Arthur Andersen LLP was appointed as the Registrants' independent accountant for the most recent fiscal year in connection with the acquisition of the Registrants by FirstEnergy Corp. on November 7, 2001. The reports of Arthur Andersen LLP on the financial statements of the Registrants for the most recent fiscal year contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

      (iii) In connection with the audits for the most recent fiscal year, there have been no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference thereto in their reports on the financial statements for such year.

      (iv) During the most recent fiscal year and through April 11, 2002, there have been no reportable events as defined in Regulation S-K Item 304(a)(1)(v).

      (v) The Registrants have requested that Arthur Andersen LLP furnish them with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with the above statements. A copy of such letter, dated April 18, 2002, is filed as Exhibit 16 to this Form 8-K.

(b)   New independent accountant

      On April 11, 2002, the Registrants appointed PricewaterhouseCoopers LLP as their new independent accountant effective for the first quarter of 2002. PricewaterhouseCoopers served as the Registrants' independent accountant for the fiscal year prior to the most recent fiscal year and through November 7, 2001. Since November 8, 2001, the Registrants have not consulted with PricewaterhouseCoopers LLP regarding either:

     (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrants' financial statements, and neither a written report was provided to the Registrants or oral advice was provided that PricewaterhouseCoopers LLP concluded was an important factor considered by the Registrants in reaching a decision as to the accounting, auditing or financial reporting issue; nor

     (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 7.  Exhibits

Exhibit No.                  Description
-----------                  -----------

   16 Arthur Andersen LLP letter to the Securities and Exchange Commission regarding the change in certifying accountant.

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



April 18, 2002




                                   JERSEY CENTRAL POWER & LIGHT COMPANY
                                   ------------------------------------
                                                 Registrant

                                       METROPOLITAN EDISON COMPANY
                                       ---------------------------
                                                 Registrant

                                       PENNSYLVANIA ELECTRIC COMPANY
                                       -----------------------------
                                                 Registrant


                                         /s/Harvey L. Wagner
                                  ---------------------------------------
                                            Harvey L. Wagner
                                      Vice President and Controller